Exhibit 4.3


                                  EXTENSION OF
                         SCHEDULED LIQUIDITY COMMITMENT
                                TERMINATION DATE


     THIS AGREEMENT, dated as of June 11, 1996 is entered into among Alamo Funding, L.P. ("AFL"), AFL Fleet Funding, Inc. ("Fleet Funding"), the undersigned financial institutions (the "Liquidity Lenders"), and Citibank, N.A., as Liquidity Agent.


                              W I T N E S S E T H:

     WHEREAS, the undersigned are parties to that certain Liquidity Loan Agreement dated as of June 20, 1994 (as may be amended, modified or supplemented from time to time, the "Liquidity Agreement") among AFL, Fleet Funding, the Liquidity Lenders and Citibank, N.A., as Liquidity Agent;

     WHEREAS, the undersigned desire to extend the Scheduled Liquidity Termination Date from June 17, 1996 to June 10, 1997;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List dated as of June 20, 1994 and annexed to the Liquidity Agreement as Annex A, as such Definitions List may be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

     Section 2. Extension. Pursuant to Section 3.5 of the Liquidity Agreement, the Scheduled Liquidity Commitment Termination Date is hereby extended until June 10, 1997.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                        ALAMO FUNDING, L.P.


                                        By: AFL FLEET FUNDING, INC.,
                                             its General Partner


                                        By:  /s/ RICHARD L. TAIANO
                                             -------------------------------
                                             Name:     RICHARD L. TAIANO
                                             Title:    VICE PRESIDENT



                                        AFL FLEET FUNDING, INC.


                                        By:  /s/ RICHARD L. TAIANO
                                             -------------------------------
                                             Name:     RICHARD L. TAIANO
                                             Title:    VICE PRESIDENT



                                        CITIBANK, N.A.
                                         as Liquidity Agent


                                        By:  /s/ Annette Marsula
                                             -------------------------------
                                             Name:     Annette Marsula
                                             Title:    Senior Trust Officer

LIQUIDITY LOAN COMMITMENT               LIQUIDITY LENDER
- -------------------------               ----------------

$15,000,000                             BANK BRUSSELS LAMBERT,
                                          NEW YORK BRANCH


                                        By:  /s/ Mallika Kambhampati
                                             -------------------------------
                                             Name:     Mallika Kambhampati
                                             Title:    Vice President


                                        By:  /s/ Jean-Louis Recoussine
                                             -------------------------------
                                             Name:     Jean-Louis Recoussine
                                             Title:    General Manager


$50,000,000                             BANK OF MONTREAL


                                        By:  /s/ Robert K. Strong, Jr.
                                             -------------------------------
                                             Name:     Robert K. Strong, Jr.
                                             Title:    Managing Director



$50,000,000                             THE BANK OF NEW YORK


                                        By:  /s/ H. Stephen Griffith
                                             -------------------------------
                                             Name:     H. Stephen Griffith
                                             Title:    Senior Vice President



$10,000,000                             THE BANK OF TOKYO-MITSUBISHI,
                                          LTD., NEW YORK BRANCH


                                        By:  /s/ Joseph P. Devoe
                                             -------------------------------
                                             Name:     Joseph P. Devoe
                                             Title:    Attorney-in-Fact

$30,000,000                             BAYERISCHE HYPOTHEKEN-UND
                                          WECHSEL-BANK
                                          AKTIENGESELLSCHAFT,
                                          NEW YORK BRANCH


                                        By:  /s/ R. Vogel
                                             -------------------------------
                                             Name:     R. Vogel
                                             Title:    Banking Officer

                                        By:  /s/ R.G. Pankuch
                                             -------------------------------
                                             Name:     R.G. Pankuch
                                             Title:    FVP




$25,000,000                             BOATMEN'S NATIONAL BANK
                                             OF ST. LOUIS


                                        By:  /s/ Micheal S. Harvey
                                             -------------------------------
                                             Name:
                                             Title:



$40,000,000                             CITIBANK, N.A.


                                        By:  /s/ Kenneth M. Wormser
                                             -------------------------------
                                             Name:     Kenneth M. Wormser
                                             Title:    Authorized Signatory



$50,000,000                             COMMERZBANK AG, ATLANTA AGENCY


                                        By:  /s/ Andreas Bremer
                                             -------------------------------
                                             Name:     Andreas Bremer
                                             Title:    SVP & Manager

                                        By:  /s/ Harry Yergey
                                             -------------------------------
                                             Name:     Harry Yergey
                                             Title:    VP

$30,000,000                             COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK
                                          B.A., "RABOBANK NEDERLAND",
                                          NEW YORK BRANCH


                                        By:  /s/ M. Christina Debler
                                             -------------------------------
                                             Name:     M. Christina Debler
                                             Title:    Vice President


                                        By:  /s/ W. Jeffrey Vollack
                                             -------------------------------
                                             Name:     W. Jeffrey Vollack
                                             Title:    Vice President, Manager




$50,000,000                             DRESDNER BANK AG NEW YORK BRANCH
                                          AND GRAND CAYMAN BRANCH


                                        By:  /s/ William E. Lambert
                                             -------------------------------
                                             Name:     William E. Lambert
                                             Title:    Assistant Vice-President


                                        By:  /s/ Brian Haughney
                                             -------------------------------
                                             Name:     Brian Haughney
                                             Title:    Assistant Treasurer



$50,000,000                             FIRST UNION NATIONAL BANK
                                          OF FLORIDA


                                        By:  /s/ Bruce Richard
                                             -------------------------------
                                             Name:     Bruce Richard
                                             Title:    Vice President



$10,000,000                             KREDIETBANK N.V.


                                        By:  /s/ Robert Snauffer
                                             -------------------------------
                                             Name:     Robert Snauffer
                                             Title:    Vice President

                                        By:  /s/ Raymond F. Murray
                                             -------------------------------
                                             Name:     Raymond F. Murray
                                             Title:    Vice President

$50,000,000                             INTERNATIONALE NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION


                                        By:  /s/ Michael Plunkett
                                             -------------------------------
                                             Name:     Michael Plunkett
                                             Title:    Vice President



$50,000,000                             MORGAN GUARANTY TRUST COMPANY OF
NEW YORK


                                        By:  /s/ Jeffrey Hwang
                                             -------------------------------
                                             Name:     Jeffrey Hwang
                                             Title:    Vice President



$15,000,000                             SOCIETE GENERALE


                                        By:  /s/ Ralph Saheb
                                             -------------------------------
                                             Name:     Ralph Saheb
                                             Title:    Vice President